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                                                                 EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 1999, with respect to the consolidated financial statements of I.I.T. Holding, Inc., included in Amendment No. 2 to the registration statement (Form S-1 No. 333-95543) and related prospectus of USINTERNETWORKING, Inc. for the registration of 6,000,000 shares of its common stock.



                                       /s/ Ernst & Young LLP

Baltimore, Maryland
February 14, 2000